EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Howard Hideshima, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Amendment No. 2 to the annual report on Form 10-K/A of Super Micro Computer, Inc. for the year ended June 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Amendment No. 2 to the annual report on Form 10-K/A fairly presents in all material respects the financial condition and results of operations of Super Micro Computer, Inc.

Date: December 17, 2007	/S/ HOWARD HIDESHIMA
Howard Hideshima Chief Financial Officer (Principal Financial and Accounting Officer)